UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 3, 2026

Date of Report (Date of earliest event reported)

Lulu’s Fashion Lounge Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41059	20-8442468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

195 Humboldt Avenue

Chico, California 95928

(Address of Principal Executive Offices) (Zip Code)

(530) 343-3545

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	LVLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On February 3, 2026, the Board of Directors of Lulu’s Fashion Lounge Holdings, Inc. (the “Company”) appointed Heidi Crane as its permanent Chief Financial Officer (“CFO”), effective February 4, 2026 (“Effective Date”).

Ms. Crane, age 64, has been serving as the Company’s fractional CFO since October 2025, pursuant to the Consulting Project Details No. 2 to the Master Consulting Services Agreement between the Company and Business Talent Group, LLC, as amended, which was previously disclosed in the Company’s Form 8-Ks filed with the Securities and Exchange Commission (the “SEC”) on October 14, 2025 and January 22, 2026. Upon the Effective Date, Ms. Crane transitioned to a full-time employee of the Company, as well as its principal financial officer and principal accounting officer.

Ms. Crane’s biography covering her business experience and educational background is included in the Company’s Form 8-K filed with the SEC on October 14, 2025, which section is incorporated by reference herein.

Except as set forth above, there are no arrangements or understandings between Ms. Crane and any other person pursuant to which Ms. Crane was appointed to serve as CFO of the Company. Ms. Crane has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K. There are no related party transactions between the Company and Ms. Crane which would require disclosure under Item 404 of Regulation S-K.

Chief Financial Officer’s Employment Agreement

On February 4, 2026, the Company entered into an employment agreement with Ms. Crane for her service as CFO (the “CFO Employment Agreement”), which governs her employment terms effective as of February 4, 2026. Below is a summary of the principal terms of the CFO Employment Agreement. Capitalized terms used without definition are as defined in the CFO Employment Agreement.

Term:	The CFO Employment Agreement provides for an initial term commencing on February 4, 2026 and ending on January 31, 2027; provided that the term shall be automatically extended for an additional one-year period unless the Company or Ms. Crane provides at least 60 days prior written notice that the term shall not be extended.
Position; Reporting:	Under the terms of the CFO Employment Agreement, Ms. Crane will serve as the Company’s Chief Financial Officer, reporting to the Company’s Chief Executive Officer.
Base Salary:	The CFO Employment Agreement provides a base salary of $425,000 per year, payable in accordance with the Company’s customary payroll practices applicable to executives.
Annual Bonus:	The CFO Employment Agreement provides an annual bonus target of 50% of base salary, subject to Ms. Crane being employed with the Company on the date that the annual bonus is paid. The actual bonus attained may be greater or less than the target bonus based on achievement of the applicable performance goals and pursuant to the Company’s bonus policies and plans at that time.

Initial Equity Award:	The CFO Employment Agreement provides that Ms. Crane is entitled to an initial grant of Restricted Stock Units (“RSUs”) for the fiscal year 2026 with a target value of $425,000 (the “RSU Award”). The number of RSUs will be determined by dividing the target value by the Average Closing Stock Price and rounding up to the nearest whole share. Subject to the terms of the CFO Employment Agreement, the applicable RSU Award Agreement and the Lulu’s Fashion Lounge Holdings, Inc. Omnibus Equity Plan, and provided that Ms. Crane remains employed through each applicable vesting date, the RSU Award will vest as follows: one-quarter (25%) on March 31, 2026; and one-eighth (12.5%) on each of June 30, 2026, September 30, 2026, December 31, 2026, March 31, 2027, June 30, 2027, and September 30, 2027. Notwithstanding the foregoing vesting schedule, in the event of a Qualifying Termination, all unvested RSUs subject to the RSU Award shall vest 100% immediately prior to the consummation of a Change in Control or as of the date of termination, as applicable, subject to the Release Requirement.
Termination:	With the exception of termination of Ms. Crane’s employment due to her death, any termination of Ms. Crane’s employment by the Company for any reason, or by Ms. Crane for any reason, shall be communicated by a written notice of termination that indicates the specific termination provision in the CFO Employment Agreement being relied upon and specifies a termination date, which may be the date of the notice, except that in the event of a termination by Ms. Crane without Good Reason, the termination date shall not be less than sixty (60) days after such notice, unless otherwise agreed to by the parties.
Severance:	If Ms. Crane’s employment is terminated by the Company without Cause (other than due to death or Disability) or by Ms. Crane for Good Reason, then subject to Ms. Crane’s continued compliance with the terms of the CFO Employment Agreement and her execution, delivery and non-revocation of a release of claims (a form of which is attached to the CFO Employment Agreement), Ms. Crane will be entitled to the following severance in addition to the Accrued Rights: (i) her then-current annual base salary for a period of four (4) months following the termination date, subject to offset in the case of a New Engagement; (ii) any Annual Bonus earned but unpaid with respect to a performance period ending on or preceding the date of termination; (iii) a pro-rata bonus based on the number of days Ms. Crane was employed during the year of termination; and (iv) subject to Ms. Crane timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the six-month anniversary of the termination date or the date on which Ms. Crane begins a New Engagement.

Restrictive Covenants:	Under the CFO Employment Agreement, Ms. Crane is subject to restrictive covenants relating to non-solicitation and non-disparagement. Ms. Crane has also agreed to certain covenants regarding the confidential information of the Company and the Company’s intellectual property.
Clawbacks:	Under the CFO Employment Agreement, Ms. Crane acknowledges that the Company may be entitled or required by law, the Company’s clawback policy or the requirements of a stock exchange to recoup compensation paid to Ms. Crane pursuant to the CFO Employment Agreement, and Ms. Crane agrees to comply with any such request or demand for recoupment by the Company.

The foregoing description of the CFO Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CFO Employment Agreement, a copy of which is included as Exhibit 10.1 to this report, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 5, 2026, the Company issued a press release announcing the appointment of Ms. Crane as the Company’s permanent CFO, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained or incorporated in this Item 7.01 of this Current Report is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

 The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Employment Agreement, dated February 4, 2026, among Lulu’s Fashion Lounge Holdings, Inc., Lulu’s Fashion Lounge, LLC and Heidi Crane.
99.1	Press release issued by Lulu’s Fashion Lounge Holdings, Inc. dated February 5, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lulu’s Fashion Lounge Holdings, Inc.

Date:	February 5, 2026	By:	/s/ Crystal Landsem
Crystal Landsem
Chief Executive Officer